                                                                   Exhibit 10.33


                               February 26, 1996



Congress Financial Corporation (Northwest)
101 S.W. Main Street, Suite 725
Portland, OR 97204

                    Re:  Twelfth Amendment to Accounts Financing Agreement
                         -------------------------------------------------

Ladies and Gentlemen:

          This Twelfth Amendment to Accounts Financing Agreement, dated as of the 26th day of February, 1996 (this "Amendment") is for the purpose of amending the Accounts Financing Agreement [Security Agreement] which we entered into on or about December 20, 1990, as it has been previously amended (the "Accounts Financing Agreement").

          For valuable consideration, receipt and sufficiency of which are acknowledged, we agree as follows:

          1. The first sentence of Paragraph 9.1 of the Accounts Financing Agreement is amended to provide as follows:

          "9.1 This Agreement shall remain effective and shall continue in force and effect for a term ending May 31, 1996 (the "Renewal Date") and from year to year thereafter, unless sooner terminated pursuant to the terms hereof."

          2. To induce you to accept this Amendment, we make the following representations, warranties, and covenants:

          (a) Each and every recital, representation, and warranty contained in this Amendment, the Accounts Financing Agreement, and the Deed of Trust is correct as of the date of this Amendment.

          (b) No event has occurred or is continuing which constitutes or, with the giving of notice, the passage of time, or both, would constitute, an Event of Default under the Accounts Financing Agreement.

          3. We shall pay all expenses, including attorney fees, which you incur in connection with the preparation and implementation of this Amendment and any related documents.

          4. Except as specifically provided above, the Accounts Financing Agreement remains fully valid, binding, and enforceable according to its terms.

Congress Financial Corporation (Northwest)
February 26, 1996
Page 2

          5. We waive and discharge any and all defenses, claims, counterclaims, and offsets which we may have against you and which have arisen or accrued up to the date of this Amendment. We acknowledge that you and your employees, agents and attorneys have made no representations or promises to us except as specifically reflected in this Amendment and in the written agreements which have been previously executed. In this connection, we specifically waive the provisions of California Civil Code (S) 1542, which provides as follows:

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which, if known by him, must have materially affected his settlement with the debtor.

                                        Very truly yours,

                                        CARVER CORPORATION


                                        By  /s/ John P. World
                                           --------------------------
                                        Its Executive Vice President
                                           --------------------------
          The undersigned guarantor acknowledges that Congress Financial Corporation (Northwest) ("Congress") has no obligation to provide it with notice of, or to obtain its consent to, the terms of this Amendment. The undersigned guarantor nevertheless hereby (i) acknowledges and agrees to the terms and conditions of this Amendment; (ii) acknowledges that its guaranty remains fully valid, binding and enforceable; and (iii) waives any and all defenses, claims, counterclaims and offsets against Congress which may have accrued to date. In connection with these waivers, the undersigned guarantor specifically waives the provisions of California Civil Code (S) 1542, which provides as follows:

          A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which, if known by him, must have materially affected his settlement with the debtor.


                                        USS CORPORATION, dba US Sound


                                        By  /s/ John P. World
                                           --------------------------
                                        Its Secretary
                                           --------------------------

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Congress Financial Corporation (Northwest)
February 26, 1996
Page 3


ACCEPTED AND AGREED:

CONGRESS FINANCIAL CORPORATION (NORTHWEST)


By  /s/ Drew Stawin
   --------------------------
Its Vice President
   --------------------------
7267\00026\0118490